Exhibit 99.2

Second Quarter 2011 Financial Highlights Roger W. Stone Chairman and Chief Executive Officer Andrea K. Tarbox Vice President and Chief Financial Officer August 3, 2011

Forward Looking Statements The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. For a reconciliation to U.S. GAAP financial measures, please refer to the appendix. Forward-Looking Statements Non-GAAP Financial Measures Risk Factors 2

3 Revenue per Ton Reduced Costs of Sales per Ton Record Adj. EBITDA Margin and Adj. EBITDA Adj. EBITDA Adj. EBITDA Margin -----See appendix for reconciliations----- $ in Millions Net Sales Record Net Sales and Revenue per Ton $ in Millions Record Sales and Lower Costs Deliver Record Adj. EBITDA Cost of Sales per Ton

Second Quarter Financial Results *Adjusted to exclude alternative fuel mixture tax credit (2010) and non-cash stock compensation (2010 and 2011) **Pre-tax non-cash stock expense for Q2 2011 is $1 million lower than Q2 2010 due to change in timing of the annual grants from Q2 to Q1. -----See appendix for reconciliations----- 4 Second Quarter ($ in millions, except per share data) 2010 2011 Increase Increase Net Sales $ 199 $ 215 $ 16 8% EBITDA $ 23 $ 43 $ 20 87% Adj. EBITDA* $ 25 $ 44 $ 19 76% Income before tax Adj. Net Income* Diluted EPS Adj. Diluted EPS* $ 11 $ 30 $ 19 173% $ 12 $ 30 $ 18 150% $ 7 $ 19 $ 11 157% $ 8 $ 19 $ 11 138% $ 0.17 $ 0.39 $ 0.22 129%

Net Sales Q2 2011 Versus Q2 2010 Q2 2011 net sales up $16 million, or 8%, to $215 million Higher prices - $16 million Up $48 per ton since Q2 2010 Higher volume - $2 million Increased sales by 3,400 tons due to higher production rates Favorable FX impact - $2 million Partially offset by less favorable product mix - $2 million Higher Average Prices, Volume Gains, Less Favorable Product Mix 5 Average Revenue Per Ton Unit Sales by Product Line

Adjusted EBITDA* Q2 2011 Versus Q2 2010 *See appendix for reconciliation of adjusted EBITDA to net income Record adjusted EBITDA of $44 million for Q2 2011 improved $19 million over Q2 2010 Improved pricing on all products Productivity gains Set average daily production record during Q2 2011 of 3,600 tons Produced 327,800 tons in Q2 2011 with operating rates over 100% Decreased cost per ton sold by $15 since Q2 2010 Favorable FX impact Partially offset by inflation on freight and chemicals and less favorable product mix Adjusted EBITDA margin for Q2 2011 was a record 20.6% Price and Productivity Gains Drive 76% Improvement in Adjusted EBITDA* 6 $25 $16 $5 $2 $1 $1 $1 $3 $44 $ in Millions

Sequential Quarter Comparison -----See appendix for reconciliations----- *Pre-tax non-cash stock expense for Q2 2011 is $1 million lower than Q1 2011 due to timing of 2011 annual award. 7 ($ in Millions, except per share data) Q1 2011 Q2 2011 Increase Increase Net Sales EBIDA Adj. EBITDA Income before Tax Adj. Income before Tax Net Income Adj. Net Income Diluted EPS Adj. Diluted EPS $ 207 $ 215 $ 8 4% $ 38 $ 43 $ 5 13% $ 25 $ 30 $ 4 15% $ 15 $ 18 $ 3 20% $ 16 $ 19 $ $ 19% $ 0.32 $ 0.38 $ 0.06 19% $ 0.34 $ 0.39 $ 0.05 $15%

Net Sales Q2 2011 Versus Q1 2011 Q2 2011 net sales up $8 million, or 4%, to $215 million Higher volume - $3 million Increased sales by 5,700 tons due to higher production rates and 1 extra calendar day Improved product mix - $2 million Increased DuraSorb® Higher prices - $2 million Up $15 per ton since Q1 2011 Volume Gains, Improved Mix, Higher Average Prices, and Favorable FX 8 Tons Sold (in thousands) Unit Sales by Product Line

Adjusted EBITDA* Q2 2011 Versus Q1 2011 *See appendix for reconciliation of adjusted EBITDA to net income Adjusted EBITDA* Increases to All-Time Record $44 Million Adjusted EBITDA increased $5 million in Q2 2011 to a record $44 million Productivity gains led to record daily production 1 extra production day Higher prices for all products Improved mix with higher DuraSorb® sales Volume gains Adjusted EBITDA was negatively impacted by $2 million in higher maintenance costs 9 $1 $39 $3 $2 $2 $2 $1 $44 1Q 11 Productivity Price Mix Volume Maintenance Other 2Q 11 $ in Millions

10 Capex for 2011 estimated to be $41 million; approximately $25 - $30 million is maintenance related Remainder of Capex spending for strategic or cost reduction projects Net debt decreased $33 million to $57 million at June 30, 2011 Delivers Robust Free Cash Flow Record Adjusted Free Cash Flow was $35 Million for 2Q 2011, or $0.74 Per Share *See appendix for reconciliation of adjusted free cash flow to net income

Income tax provision for Q2 2011 was $11.4 million Based on a full year estimated rate of 38.6% versus 33.7% a year ago. A lower expected benefit from the domestic manufacturing deduction 2010 rate included a benefit related to a refundable tax credit from the inorganic content of black liquor Cash tax rate expected to be less than 2% for 2011 June 30, 2011 balance sheet includes $68 million accrued for taxes and interest on AFTC KS has been advised and doesn’t believe AFTC is taxable as it is similar to an excise tax refund IRS audit of 2009 tax year is expected to be completed in Q3 2011 Tax Notes 11

Summary of Key Assumptions for Q3 2011 Extra day of production (92 days vs. 91 days in Q2) Announced price increases: $50 per ton for kraft paper effective April 15, fully realized in Q3 $40 per ton for Kraftpak® effective May 1, fully realized in Q3 Maintenance expense for Q3 2011 is scheduled to be approximately $4 million higher than Q2 2011 Wood costs should decline YOY, but are expected to be partially offset by rising fuel oil costs Effective tax rate expected to remain same No federal cash taxes due 12

APPENDIX

14 Supplemental Information 2011 2010 2011 2010 Net Income (GAAP) to EBITDA (Non-GAAP) to Adjusted EBITDA (Non-GAAP): Net income (GAAP) 18,159 $ 7,093 $ 33,290 $ 13,484 $ Interest income (9) (9) (9) (18) Interest expense 649 818 1,336 1,679 Amortization of debt issuance costs 437 483 847 1,259 Provision for income taxes 11,417 3,606 20,928 7,187 Depreciation and amortization 12,778 11,149 24,569 22,495 EBITDA (Non-GAAP) 43,431 $ 23,140 $ 80,961 $ 46,086 $ Alternative fuel mixture tax credits – (40) – (22,195) Stock-based compensation expense 763 1,520 2,521 2,157 Adjusted EBITDA (Non-GAAP) 44,194 $ 24,620 $ 83,482 $ 26,048 $ Net Income (GAAP) to Adjusted Net Income (Non-GAAP): Net income (GAAP) 18,159 $ 7,093 $ 33,290 $ 13,484 $ Alternative fuel mixture tax credits – (27) – (14,478) Stock-based compensation expense 468 1,008 1,548 1,407 Adjusted Net Income (Non-GAAP) 18,627 $ 8,074 $ 34,838 $ 413 $ Six Months Ended June 30, GAAP to Non-GAAP Reconciliations ($ in thousands, except share and per share amounts) (unaudited) Quarter Ended June 30,

15 Supplemental Information 2011 2010 2011 2010 Basic EPS (GAAP) to Adjusted Basic EPS (Non-GAAP): Basic EPS (GAAP) 0.39 $ 0.15 $ 0.72 $ 0.30 $ Alternative fuel mixture tax credits – - – (0.32) Stock-based compensation expense 0.01 0.02 0.03 0.03 Adjusted Basic EPS (Non-GAAP) 0.40 $ 0.17 $ 0.75 $ 0.01 $ Diluted EPS (GAAP) to Adjusted Diluted EPS (Non-GAAP): Diluted earnings per share (GAAP) 0.38 $ 0.15 $ 0.70 $ 0.29 $ Alternative fuel mixture tax credits – - – (0.31) Stock-based compensation expense 0.01 0.02 0.03 0.03 Adjusted Diluted EPS (Non-GAAP) 0.39 $ 0.17 $ 0.73 $ 0.01 $ Six Months Ended June 30, GAAP to Non-GAAP Reconciliations ($ in thousands, except share and per share amounts) (unaudited) Quarter Ended June 30,

16 Supplemental Information Calculation of Net Debt 6/30/2011 3/31/2011 12/31/2010 9/30/2010 6/30/2010 Current portion of LT debt 18,835 $ 18,835 $ 18,835 $ 18,835 $ 19,229 $ Other borrowings 1,038 1,656 - 644 1,285 Borrowings on revolving line of credit - - - - - Long term debt, net 84,030 88,331 92,857 97,157 103,570 Unamortized debt issuance costs 2,612 3,020 3,203 3,612 4,112 106,515 111,842 114,895 120,248 128,196 Less cash and cash equivalents (49,822) (22,478) (67,358) (41,617) (21,888) Total Net Debt (non GAAP) 56,693 $ 89,364 $ 47,537 $ 78,631 $ 106,308 $ Decrease (increase) during the quarter 32,671 $ (41,827)* $ 31,094 $ 27,677 $ 26,809 $ Debt to Equity ratio calculation Net debt 56,693 $ 89,364 $ 47,537 $ Equity 455,257 $ 435,967 $ 418,634 $ Ratio 12.5% 20.5% 11.4% Quarter Ended Net Debt and Debt to Equity Ratio (unaudited) (In thousands) * Includes $50 million earn-out payment to IP

17 Supplemental Information 2011 2011 2010 2010 2010 30-Jun 31-Mar 31-Dec 30-Sep 30-Jun EBITDA (non GAAP) 43,431 $ 37,530 $ 29,156 $ 38,040 $ 23,140 $ Plus non-cash stock compensation expense 763 1,758 759 676 1,520 Less alternative fuel tax credit - - - - (40) Adjusted EBITDA (non GAAP) 44,194 $ 39,288 $ 29,915 $ 38,716 $ 24,620 $ Less capital expenditures (8,570) (4,678) (14,489) (8,325) (8,256) Cash income taxes received / (paid) (50) (198) (57) 40 13,098 Less cash interest paid (648) (690) (728) (811) (942) Adjusted free cash flow (non GAAP) 34,926 $ 33,722 $ 14,641 $ 29,620 $ 28,520 $ Average diluted shares outstanding 47,416,400 47,454,574 47,238,832 47,049,933 47,004,892 Adjusted free cash flow per share 0.74 $ 0.71 $ 0.31 $ 0.63 $ 0.61 $ Free Cash Flow and Adjusted Free Cash Flow (In thousands) (unaudited)